Exhibit 10.22L

James C. Cournoyer Assistant Treasurer	40 Westminster St. Providence, RI 02903 Tel: (401) 457-4417 Fax: (401) 457-3533 jcournoyer@textron.com

December 29, 2011

Goldman Sachs & Co

200 West Street

New York, NY 10282

Re: Amendment to Base Warrant Transaction

Reference is made to the transaction (the “Base Warrant Transaction”) entered into between Goldman, Sachs & Co. (“Bank”) and Textron Inc. (“Company”), pursuant to a letter agreement dated April 29, 2009, entitled Issuer Warrant Transaction, as amended by the Warrant Amendment and Termination Agreement between Bank and Company dated October 25, 2011 (the “Warrant Amendment and Termination Agreement” and such letter agreement, as amended, reformed or modified prior to the date hereof, the “Base Warrant Confirmation”). This letter shall notify Bank that Company wishes to modify the number of Shares subject to the Base Warrant Confirmation. Capitalized terms used herein but not defined shall have the meaning set forth in the Base Warrant Confirmation.

1.	Effective as of the date hereof, the Base Warrant Confirmation shall be amended as follows:

(A)	The definition of “Number of Warrants” in Section 2 of the Base Warrant Confirmation is amended by replacing “11,566,442” with “8,228,765”.

(B)	Schedule A to the Base Warrant Confirmation, setting forth the Daily Number of Warrants for each Expiration Date, is replaced in its entirety by Schedule A attached hereto.

2.	Except as expressly amended hereby, all the terms and provisions of the Base Warrant Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects, and the representations, warranties and agreements in Section 4 of the Warrant Amendment and Termination Agreement are deemed to be repeated mutatis mutandis by the applicable party with respect to this letter and the Base Warrant Transaction and Base Warrant Confirmation, as amended hereby, as of the date hereof.

3.	The provisions of this letter agreement shall be governed by New York law (without reference to choice of law doctrine to the extent inconsistent with choice of New York law).

Please indicate your agreement to the forgoing by signing below.

If you have any questions, please do not hesitate to call.

Very truly yours,

/s/ James C. Cournoyer
James C. Cournoyer
Assistant Treasurer

Agreed and Accepted By:

GOLDMAN, SACHS & CO.

By:	/s/Daniel Kopper
Name:	Daniel Kopper
Title:	Vice President

Schedule A

For each Expiration Date, the Daily Number of Warrants is set forth below.

Expiration Date	Daily Number of Warrants
February 22, 2013	182,861
February 25, 2013	182,861
February 26, 2013	182,861
February 27, 2013	182,861
February 28, 2013	182,861
March 1, 2013	182,861
March 4, 2013	182,861
March 5, 2013	182,861
March 6, 2013	182,861
March 7, 2013	182,861
March 8, 2013	182,861
March 11, 2013	182,861
March 12, 2013	182,861
March 13, 2013	182,861
March 14, 2013	182,861
March 15, 2013	182,861
March 18, 2013	182,861
March 19, 2013	182,861
March 20, 2013	182,861
March 21, 2013	182,861
March 22, 2013	182,861
March 25, 2013	182,861
March 26, 2013	182,861
March 27, 2013	182,861
March 28, 2013	182,861
April 1, 2013	182,862
April 2, 2013	182,862
April 3, 2013	182,862
April 4, 2013	182,862
April 5, 2013	182,862
April 8, 2013	182,862
April 9, 2013	182,862
April 10, 2013	182,862
April 11, 2013	182,862
April 12, 2013	182,862
April 15, 2013	182,862
April 16, 2013	182,862
April 17, 2013	182,862
April 18, 2013	182,862
April 19, 2013	182,862
April 22, 2013	182,862
April 23, 2013	182,862
April 24, 2013	182,862
April 25, 2013	182,862
April 26, 2013	182,862